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                                                                    EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 dated April 2, 1999 and December 29, 1999.



/s/ Harper & Pearson Company



Houston, Texas
May 19, 2000